Filed Pursuant to Rule 433
                                               Registration File No.: 333-132319

                                                                     [Citi Logo]

Free Writing Prospectus                             Date Prepared: June 12, 2007
--------------------------------------------------------------------------------
 Citicorp Residential Mortgage Securities, Inc. REMIC Pass-Through Certificates,
                                  Series 2007-2
--------------------------------------------------------------------------------

                            For Further Information:
                            ------------------------

       Mortgage Finance                                    MBS Trading
  Taruna Reddy (212) 723-6748                     Steve Weinstein (212) 723-6325
  Matt Fallon (212) 723-6334                      Supriya Bajoria (212) 723-6325
Juliana Castelli (212) 723-6503

                                 MBS Structuring
                           Shekhar Shah (212) 723-5386
                              Tai Wu (212) 723-5859
                           Noel Doromal (212) 723-9026

*All numbers are preliminary and subject to change.

The Depositor has filed a registration statement (including a core prospectus) with the SEC for the offering to which this Free Writing Prospectus relates. Before you invest, you should read the core prospectus dated March 27, 2007 in that registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Website at www.sec.gov. The file number for the Depositor's registration statement is No. 333-132319. Alternatively, the Depositor, any underwriter or any dealer participating in the offering will arrange to send you the core prospectus if you request it by calling 1-877-858-5407.

This Free Writing Prospectus is not required to contain all information that is required to be included in the core prospectus and the prospectus supplement.

The information in this Free Writing Prospectus, if conveyed prior to the time of your commitment to purchase, supersedes information contained in any prior similar Free Writing Prospectus relating to these securities.

This Free Writing Prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The information in this Free Writing Prospectus may be based on preliminary assumptions about the pool assets and the structure.

The information in this Free Writing Prospectus may reflect parameters, metrics or scenarios specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any parameters, metrics or scenarios specifically required by you.

This Free Writing Prospectus is being delivered to you solely to provide you with information about the offering of the asset-backed securities referred to in this Free Writing Prospectus and to solicit an indication of your interest in purchasing such securities, when, as and if issued. Any such indication of interest will not constitute a contractual commitment by you to purchase any of the securities. You may withdraw your indication of interest at any time.

CRMSI 2007-2                                                         [Citi Logo]

--------------------------------------------------------------------------------
                          Aggregate Collateral: Summary
--------------------------------------------------------------------------------
    Statistics for the mortgage loans listed below are based on Cut-Off Date balances.

------------------------------------------------------------------------------------------
                                                                   Minimum       Maximum
                                                                   -------       -------
Current Principal Balance:                      $871,237,583.00
Number of Mortgage Loans:                            5,278
Average Scheduled Principal Balance:              $165,069.64     $10,576.83   $997,433.02
Weighted Average Gross Mortgage Rate (1):            8.060%         5.750%       12.444%
Weighted Average Original Credit Score (2):           696            430           866
Weighted Average LTV Ratio (3):                      79.12%         2.95%        100.00%
Weighted Average Combined LTV Ratio (4):             79.13%         2.95%        100.00%
Weighted Average Scheduled Remaining Term:         331 Months     56 Months     360 Months
Weighted Average Amortized Remaining Term(5):      249 Months     36 Months     360 Months
Weighted Average Original Term:                    333 Months     60 Months     360 Months
Weighted Average Seasoning:                         2 Months       0 Months     14 Months
Percent Interest Only Loans:                         0.00%
Percent Second Liens:                                0.00%
Percent of First Lien with Silent Seconds:           0.09%
Weighted Average Debt-To-Income Ratio:               41.25%         2.20%         60.00%
------------------------------------------------------------------------------------------

(1) The gross mortgage rate shown is after the 0.25% Equity Builder discount, where applicable
(2) A two-bureau merged credit report must be obtained for each applicant. The choice of which bureau's FICO score will be used for credit grading purposes is based on the primary borrower's primary bureau score, as determined by the Credit Bureau Preference Table (i.e., the credit bureau in each zip code which, in the view of the lender, produces the most comprehensive report for borrowers in that zip code)
(3) LTV = principal balance at origination / property value at origination
(4) Combined LTV = principal balance at origination+ balance of any known silent second lien (as applicable) / property value at origination
(5) The amortizing remaining term is calculated from the actual loan characteristics to take into account both participation in the Equity Builder Program, where applicable, and the payment frequency.

CRMSI 2007-2                                                         [Citi Logo]

                       Product Type of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Product Type                       Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
Fixed-Rate,
Daily Simple Interest                 5,278   871,237,583.00           100.00              8.060              696              79.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


                     Original Balance of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
Range of Original               of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Balances ($)                       Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
15,046.10 - 25,000.00                    25       491,200.80             0.06              7.849              704              27.87
25,000.01 - 50,000.00                   221     8,694,643.59             1.00              7.962              694              52.98
50,000.01 - 75,000.00                   479    30,210,412.33             3.47              8.103              686              66.08
75,000.01 - 100,000.00                  717    62,591,116.32             7.18              8.105              690              73.53
100,000.01 - 125,000.00                 663    74,423,543.57             8.54              8.130              690              76.15
125,000.01 - 150,000.00                 629    86,171,802.66             9.89              8.134              693              77.84
150,000.01 - 175,000.00                 607    98,291,487.06            11.28              8.179              692              80.14
175,000.01 - 200,000.00                 449    83,919,883.49             9.63              8.080              694              78.11
200,000.01 - 225,000.00                 383    81,075,763.93             9.31              8.133              698              82.34
225,000.01 - 250,000.00                 304    72,158,876.16             8.28              7.975              702              81.54
250,000.01 - 275,000.00                 185    48,432,222.31             5.56              8.143              697              83.65
275,000.01 - 300,000.00                 140    40,027,421.84             4.59              7.971              701              80.66
300,000.01 - 325,000.00                 110    34,261,747.69             3.93              8.101              694              81.31
325,000.01 - 350,000.00                  91    30,594,200.22             3.51              7.805              708              78.03
350,000.01 - 375,000.00                  66    23,916,159.17             2.75              7.962              696              81.43
375,000.01 - 400,000.00                  46    17,750,123.50             2.04              8.020              696              83.42
400,000.01 - 450,000.00                  71    30,001,418.99             3.44              7.866              704              85.08
450,000.01 - 500,000.00                  49    23,181,357.12             2.66              7.788              719              84.24
500,000.01 - 550,000.00                  24    12,713,096.94             1.46              8.137              711              87.12
550,000.01 - 600,000.00                   6     3,465,877.72             0.40              7.540              723              84.76
600,000.01 - 650,000.00                   7     4,331,690.44             0.50              7.839              709              84.17
650,000.01 - 700,000.00                   2     1,342,021.92             0.15              7.053              749              76.82
700,000.01 - 750,000.00                   2     1,435,234.71             0.16              6.972              728              79.09
750,000.01 - 800,000.00                   1       758,847.50             0.09              7.533              723              76.50
950,000.01 - 999,148.61                   1       997,433.02             0.11              6.821              698              74.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


The average original balance of the mortgage loans, as of the Cut-Off Date, is $165,638.64.

CRMSI 2007-2                                                         [Citi Logo]

                      Current Balance of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Current Balance ($)                Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
10,576.83 - 25,000.00                    25       491,200.80             0.06              7.849              704              27.87
25,000.01 - 50,000.00                   228     9,040,825.31             1.04              7.944              693              52.78
50,000.01 - 75,000.00                   485    30,829,629.47             3.54              8.105              686              66.48
75,000.01 - 100,000.00                  718    63,016,038.14             7.23              8.102              690              73.41
100,000.01 - 125,000.00                 669    75,521,627.07             8.67              8.126              690              76.15
125,000.01 - 150,000.00                 618    85,016,706.19             9.76              8.127              694              77.91
150,000.01 - 175,000.00                 611    99,216,076.65            11.39              8.184              692              80.15
175,000.01 - 200,000.00                 444    83,249,358.59             9.56              8.085              694              78.16
200,000.01 - 225,000.00                 382    81,057,534.99             9.30              8.129              698              82.29
225,000.01 - 250,000.00                 300    71,339,041.11             8.19              7.978              702              81.76
250,000.01 - 275,000.00                 187    49,054,900.36             5.63              8.132              698              83.45
275,000.01 - 300,000.00                 140    40,153,283.90             4.61              7.990              700              80.84
300,000.01 - 325,000.00                 110    34,385,402.91             3.95              8.083              695              81.03
325,000.01 - 350,000.00                  88    29,670,915.97             3.41              7.816              706              78.37
350,000.01 - 375,000.00                  67    24,340,930.82             2.79              7.968              697              81.82
375,000.01 - 400,000.00                  44    17,026,174.01             1.95              7.984              696              82.71
400,000.01 - 450,000.00                  70    29,602,377.34             3.40              7.876              704              85.15
450,000.01 - 500,000.00                  51    24,180,417.84             2.78              7.803              717              83.78
500,000.01 - 550,000.00                  23    12,261,674.17             1.41              8.106              713              87.84
550,000.01 - 600,000.00                   6     3,515,820.91             0.40              7.868              704              87.28
600,000.01 - 650,000.00                   6     3,734,109.30             0.43              7.590              728              82.76
650,000.01 - 700,000.00                   3     2,041,928.09             0.23              7.065              748              77.91
700,000.01 - 750,000.00                   1       735,328.54             0.08              6.861              708              78.23
750,000.01 - 800,000.00                   1       758,847.50             0.09              7.533              723              76.50
950,000.01 - 997,433.02                   1       997,433.02             0.11              6.821              698              74.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


The average current balance of the mortgage loans, as of the Cut-Off Date, is $165,069.64.

                    Gross Mortgage Rate of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Gross Mortgage Rate (%)            Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
5.750 - 6.000                             2       195,462.12             0.02              5.750              739              35.85
6.001 - 6.500                             6     1,179,758.12             0.14              6.315              737              51.58
6.501 - 7.000                           741   114,755,505.84            13.17              6.809              742              61.60
7.001 - 7.500                         1,122   188,332,348.23            21.62              7.273              736              69.26
7.501 - 8.000                           913   164,039,146.99            18.83              7.753              721              81.64
8.001 - 8.500                           849   142,787,210.40            16.39              8.277              690              84.45
8.501 - 9.000                           661   108,444,822.57            12.45              8.765              662              86.77
9.001 - 9.500                           419    69,187,629.68             7.94              9.252              627              88.69
9.501 - 10.000                          360    54,587,949.87             6.27              9.754              616              94.47
10.001 - 10.500                         171    23,546,266.72             2.70             10.227              597              94.92
10.501 - 11.000                          25     3,372,744.41             0.39             10.742              570              88.40
11.001 - 11.500                           7       704,429.31             0.08             11.227              544              88.21
11.501 - 12.000                           1        31,382.52             0.00             11.764              665              97.72
12.001 - 12.444                           1        72,926.22             0.01             12.444              430              90.02
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


The weighted-average gross mortgage rate of the mortgage loans, as of the Cut-Off Date, is 8.060%.

CRMSI 2007-2                                                         [Citi Logo]

                 Original Term to Maturity of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
Original Term to                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Maturity (Months)                  Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
60 - 240                              1,260   137,054,518.54            15.73              7.742              707              66.70
241 - 300                               131    23,077,502.73             2.65              7.920              704              78.32
301 - 360                             3,887   711,105,561.73            81.62              8.126              694              81.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


The weighted-average original term to maturity of the mortgage loans, as of the Cut-Off Date, is 333 months.

                Remaining Term to Maturity of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
Remaining Term to               of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Maturity (Months)                  Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
56 - 59                                  18       885,517.68             0.10              7.265              721              38.78
60 - 240                              1,242   136,169,000.86            15.63              7.745              707              66.88
241 - 300                               131    23,077,502.73             2.65              7.920              704              78.32
301 - 360                             3,887   711,105,561.73            81.62              8.126              694              81.55
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


The weighted-average remaining term to maturity of the mortgage loans, as of the Cut-Off Date, is 331 months.

                         Seasoning of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Seasoning (Months)                 Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
0                                       697   122,441,509.50            14.05              7.749              700              79.59
2 - 3                                 4,050   660,745,122.73            75.84              8.109              696              78.86
4 - 6                                   512    86,018,065.94             9.87              8.101              698              80.30
7 - 9                                    13     1,335,576.74             0.15              9.865              631              89.17
10 - 12                                   3       381,171.13             0.04              8.708              733              81.93
13 - 14                                   3       316,136.96             0.04              8.274              727              90.05
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


The weighted-average seasoning of the mortgage loans, as of the Cut-Off Date, is 2 months.

CRMSI 2007-2                                                         [Citi Logo]

                       Credit Score of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Credit Score                       Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
430 - 450                                 1        72,926.22             0.01             12.444              430              90.02
476 - 500                                 4       548,221.89             0.06              9.953              495              55.06
501 - 525                                 6       879,871.60             0.10             10.069              518              66.97
526 - 550                                55     6,437,415.39             0.74             10.050              541              77.68
551 - 575                               143    18,118,704.21             2.08              9.628              564              79.25
576 - 600                               265    37,750,163.93             4.33              9.406              589              82.02
601 - 625                               381    55,972,149.09             6.42              9.265              613              84.02
626 - 650                               484    79,832,929.98             9.16              8.937              638              84.56
651 - 675                               582    98,201,589.12            11.27              8.598              663              82.81
676 - 700                               761   134,935,717.00            15.49              7.815              689              81.42
701 - 725                               753   133,551,864.74            15.33              7.597              713              79.06
726 - 750                               748   132,288,793.12            15.18              7.561              738              78.50
751 - 775                               619    98,802,348.37            11.34              7.400              762              73.51
776 - 800                               360    57,084,708.03             6.55              7.286              786              70.10
801 - 850                               114    16,610,022.94             1.91              7.185              812              61.96
851 - 866                                 2       150,157.37             0.02              6.679              858              26.81
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


The weighted-average credit score of the mortgage loans, as of the Cut-Off Date, is (696.)

                    Loan-to-Value Ratio of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Loan-to-Value Ratio (%)            Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
2.95 - 5.00                               2        81,826.24             0.01              6.929              782               4.29
5.01 - 10.00                             10       346,455.07             0.04              7.461              751               7.16
10.01 - 15.00                            21       906,296.95             0.10              7.490              727              13.20
15.01 - 20.00                            38     2,294,965.84             0.26              7.138              738              18.71
20.01 - 25.00                            67     4,853,305.01             0.56              7.176              742              22.64
25.01 - 30.00                            68     6,065,562.06             0.70              7.240              737              27.53
30.01 - 35.00                            95     9,893,883.56             1.14              7.401              718              32.51
35.01 - 40.00                           124    14,060,079.47             1.61              7.308              720              37.86
40.01 - 45.00                           116    15,052,257.00             1.73              7.386              724              42.68
45.01 - 50.00                           169    22,910,118.26             2.63              7.405              715              47.51
50.01 - 55.00                           192    29,012,227.71             3.33              7.398              719              52.50
55.01 - 60.00                           230    35,805,071.46             4.11              7.464              707              57.58
60.01 - 65.00                           259    41,514,571.04             4.77              7.492              709              62.73
65.01 - 70.00                           307    49,974,788.74             5.74              7.559              703              67.53
70.01 - 75.00                           379    64,438,795.84             7.40              7.530              701              72.73
75.01 - 80.00                           596    99,200,722.86            11.39              7.696              694              78.20
80.01 - 85.00                           443    79,733,757.37             9.15              8.109              691              83.05
85.01 - 90.00                           585   107,021,807.57            12.28              8.200              695              88.13
90.01 - 95.00                           500    94,117,800.06            10.80              8.572              679              93.00
95.01 - 100.00                        1,077   193,953,290.89            22.26              8.819              688              99.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


The weighted-average loan-to-value ratio of the mortgage loans, as of the Cut-Off Date, is 79.12%.

CRMSI 2007-2                                                         [Citi Logo]

               Combined Loan-to-Value Ratio of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
Combined Loan-to-Value          of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Ratio (%)                          Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
2.95 - 10.00                             12       428,281.31             0.05              7.359              757               6.61
10.01 - 20.00                            58     3,170,768.26             0.36              7.213              736              16.56
20.01 - 30.00                           134    10,887,484.55             1.25              7.198              739              25.15
30.01 - 40.00                           219    23,953,963.03             2.75              7.347              719              35.65
40.01 - 50.00                           285    37,962,375.26             4.36              7.397              718              45.59
50.01 - 60.00                           421    64,725,539.77             7.43              7.431              712              55.25
60.01 - 70.00                           565    91,220,803.64            10.47              7.530              706              65.32
70.01 - 75.00                           379    64,438,795.84             7.40              7.530              701              72.73
75.01 - 80.00                           598    99,499,773.53            11.42              7.694              694              78.20
80.01 - 85.00                           442    79,669,958.17             9.14              8.109              691              83.04
85.01 - 90.00                           585   107,021,807.57            12.28              8.200              695              88.13
90.01 - 95.00                           502    94,273,358.66            10.82              8.573              679              93.00
95.01 - 100.00                        1,078   193,984,673.41            22.27              8.820              688              99.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


The weighted-average combined loan-to-value ratio of the mortgage loans, as of the Cut-Off Date, is 79.13%.

                   Silent Second Status of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Silent Second Status               Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
None                                  5,271   870,440,327.59            99.91              8.061              696              79.14
Has Silent Second                         7       797,255.41             0.09              7.791              700              72.61
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


                      Occupancy Type of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Occupancy Type                     Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
Primary                               5,208   862,847,414.68            99.04              8.061              696              79.18
Investor                                 44     5,590,475.97             0.64              8.071              709              76.97
Second Home                              26     2,799,692.35             0.32              7.952              713              66.79
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


CRMSI 2007-2                                                         [Citi Logo]

                       Property Type of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Property Type                      Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
Single Family                         4,694   746,472,077.69            85.68              8.054              697              78.91
PUD                                     305    75,188,242.64             8.63              8.208              689              84.38
Condominium                             183    30,727,770.40             3.53              8.033              702              80.01
Two Family                               84    16,507,753.83             1.89              7.779              696              65.47
Three Family                             11     2,167,064.66             0.25              7.499              707              68.03
Four Family                               1       174,673.78             0.02              8.639              512              34.58
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


                       Loan Purpose of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Loan Purpose                       Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
Cash-Out Refinance                    5,252   868,598,148.35            99.70              8.057              697              79.11
Rate/Term Refinance                      26     2,639,434.65             0.30              9.143              662              86.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


                    Documentation Type of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Documentation Type                 Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
Full                                  2,327   392,407,003.17            45.04              8.547              666              83.09
Alternative                           1,983   321,317,426.12            36.88              7.634              723              75.78
Model Verified Income                   968   157,513,153.71            18.08              7.718              719              76.10
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


                       Lien Position of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Lien Position                      Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
First Lien                            5,278   871,237,583.00           100.00              8.060              696              79.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


CRMSI 2007-2                                                         [Citi Logo]

                      Location of the Mortgaged Properties

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Location                           Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
California                              625   156,609,617.22            17.98              7.629              712              69.63
Florida                                 353    60,115,149.20             6.90              8.077              678              76.43
New York                                196    40,472,219.99             4.65              7.867              693              73.98
Arizona                                 209    36,386,011.60             4.18              8.038              696              78.48
Virginia                                179    35,323,358.69             4.05              8.139              689              82.03
Utah                                    195    33,417,705.30             3.84              7.928              705              81.09
Washington                              167    32,811,534.12             3.77              8.037              703              80.95
Illinois                                201    30,239,220.74             3.47              8.185              692              82.69
Georgia                                 199    28,374,261.88             3.26              8.940              675              90.98
Maryland                                120    27,296,757.45             3.13              8.052              685              77.74
Texas                                   265    24,921,432.31             2.86              8.364              670              75.56
Oregon                                  118    22,329,195.67             2.56              8.000              695              79.32
Massachusetts                            98    21,236,401.34             2.44              8.251              711              78.16
Pennsylvania                            150    20,892,082.79             2.40              7.937              702              80.87
Wisconsin                               160    20,263,885.13             2.33              7.910              708              82.68
New Jersey                               93    18,903,113.56             2.17              8.186              691              71.32
Louisiana                               142    18,581,585.62             2.13              8.580              671              88.34
Ohio                                    144    17,240,580.00             1.98              8.392              691              85.88
Missouri                                136    17,041,529.84             1.96              8.214              700              88.02
Colorado                                 82    14,864,760.33             1.71              8.141              713              85.91
Nevada                                   69    14,688,210.08             1.69              7.930              706              79.61
Idaho                                   101    14,635,465.52             1.68              8.101              696              82.66
Minnesota                                84    14,548,242.71             1.67              8.312              700              83.56
Iowa                                    135    13,936,036.41             1.60              8.061              702              86.69
Oklahoma                                122    12,709,391.99             1.46              8.286              689              86.57
New Hampshire                            56    10,404,016.37             1.19              7.905              716              83.08
Connecticut                              56    10,230,057.77             1.17              8.066              696              78.67
Michigan                                 81     9,003,660.66             1.03              8.047              708              83.66
Mississippi                              72     8,347,391.77             0.96              8.772              657              88.31
Kansas                                   70     7,947,230.65             0.91              8.267              688              87.97
Alabama                                  74     7,920,146.04             0.91              8.801              650              89.10
Tennessee                                67     7,748,619.33             0.89              8.365              699              88.01
South Carolina                           57     6,956,069.43             0.80              8.683              676              83.32
Hawaii                                   24     6,932,018.45             0.80              7.423              721              64.42
Indiana                                  60     6,620,827.74             0.76              7.961              711              85.65
Alaska                                   34     6,329,566.94             0.73              8.306              687              84.80
Nebraska                                 56     5,800,873.48             0.67              7.959              724              85.21
Arkansas                                 55     5,232,140.92             0.60              8.428              675              84.47
Kentucky                                 40     4,895,243.13             0.56              8.340              700              89.20
Delaware                                 22     4,558,860.83             0.52              7.882              722              87.09
Maine                                    32     4,253,752.33             0.49              7.553              718              75.86
North Carolina                           27     3,183,426.50             0.37              8.885              667              87.16
New Mexico                               15     1,997,313.95             0.23              8.284              707              76.88
Rhode Island                             11     1,865,203.61             0.21              8.314              705              67.56
Vermont                                   7       861,559.46             0.10              7.817              686              75.47
South Dakota                              8       726,961.34             0.08              8.462              693              91.63
Wyoming                                   3       653,715.38             0.08              7.581              710              86.26
West Virginia                             5       410,744.91             0.05              7.332              738              77.68
Montana                                   2       404,789.19             0.05              8.592              716              93.54
North Dakota                              1       115,643.33             0.01              8.089              749              92.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


CRMSI 2007-2                                                         [Citi Logo]

                   Debt-to-Income Ratio of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Debt-to-Income Ratio (%)           Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
2.20 - 10.00                             15     1,861,014.81             0.21              7.413              726              73.45
10.01 - 20.00                           342    33,862,491.84             3.89              7.539              725              67.24
20.01 - 30.00                           979   133,764,177.17            15.35              7.758              713              73.30
30.01 - 40.00                         1,352   215,116,606.45            24.69              7.956              701              77.90
40.01 - 50.00                         1,373   244,412,470.99            28.05              8.170              691              81.24
50.01 - 60.00                         1,217   242,220,821.74            27.80              8.288              685              83.01
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


The weighted-average debt-to-income ratio of the mortgage loans for which it is available, as of the Cut-Off Date, is 41.25%.

                    Interest Only Term of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Interest Only Term                 Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
None                                  5,278   871,237,583.00           100.00              8.060              696              79.13
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


                  Historical Delinquency of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number                       % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Aggregate        Principal          Mortgage       Average Credit    Loan-to-Value
Historical Delinquency             Loans      Principal Balance   Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
0x30 Days Delinquent                  5,266   869,755,593.16            99.83              8.060              696              79.14
1x30 Days Delinquent                     12     1,481,989.84             0.17              8.105              683              70.17
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


CRMSI 2007-2                                                         [Citi Logo]

                      Appraisal Type of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Appraisal Type                     Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
Full Appraisal                        3,701   658,369,983.30            75.57              8.240              689              83.16
Automated Valuation Model             1,494   200,987,340.66            23.07              7.479              722              65.91
Exterior Inspection Only                 26     5,618,490.06             0.64              7.868              709              77.93
Appraisal from Prior Loan                25     3,905,384.45             0.45              7.745              710              84.26
Field Review                             31     2,206,293.16             0.25              8.428              657              72.79
Broker Price Opinion                      1       150,091.37             0.02              7.634              765              96.83
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


             Rate Reduction Program Status of the Mortgage Loans (1)

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Rate Reduction Program Status      Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
None                                  3,281   561,262,149.42            64.42              7.543              732              76.98
50bp Reduction                        1,395   228,860,503.81            26.27              8.819              648              83.71
100bp Reduction                         602    81,114,929.77             9.31              9.501              584              81.06
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


(1) In the 24th month of the loan, a borrower who has made all previous payments in a timely manner will have his/her mortgage rate reduced by the applicable amount.

             Equity Builder Program Status of the Mortgage Loans (1)

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Equity Builder Program Status      Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
Equity Builder Program                5,143   850,440,301.08            97.61              8.047              697              79.04
None                                    135    20,797,281.92             2.39              8.593              680              82.84
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


(1) A borrower enrolled in the Equity Builder Program allows the Servicer to automatically debit the borrower's personal bank account for the amount equal to the scheduled payment. In exchange, the borrower receives a 0.25% reduction in mortgage rate. This reduction does not affect the amount of the scheduled payment (which is still based on the higher mortgage rate), but does affect the relative amounts of principal and interest in that payment. All borrowers not enrolled in the Equity Builder Program as of the Cut-Off Date are permitted to enroll at any point in the future.

CRMSI 2007-2                                                         [Citi Logo]

                     Payment Frequency of the Mortgage Loans

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
                                of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Payment Frequency                  Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
Monthly                                 493    75,688,221.24             8.69              8.240              685              78.70
Semi-Monthly                            356    60,612,593.99             6.96              8.217              689              81.30
Bi-Weekly                             4,429   734,936,767.77            84.36              8.029              698              78.99
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


               Prepayment Penalty Terms of the Mortgage Loans (1)

                                                                                                                    Weighted Average
                                  Number        Aggregate      % of Aggregate   Weighted Average      Weighted          Combined
Prepayment                      of Mortgage     Principal        Principal          Mortgage       Average Credit    Loan-to-Value
Penalty Term (Months)              Loans       Balance ($)        Balance           Rate (%)           Score           Ratio (%)
-----------------------------   -----------   --------------   --------------   ----------------   --------------   ----------------
None                                    880   126,182,005.55            14.48              8.473              687              80.41
36                                    4,398   745,055,577.45            85.52              7.991              698              78.91
------------------------------------------------------------------------------------------------------------------------------------
Total:                                5,278   871,237,583.00           100.00              8.060              696              79.13


(1) No prepayment penalty proceeds will go to any of the Offered Certificates. If the borrower refinances with a Citigroup entity, the Servicer will waive the prepayment penalty.